STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT, dated as of November 13, 2007 (this “Agreement”), by and between BROADWEBASIA, INC., a British Virgin Islands corporation (the “Company”), and the optionee named on the signature page hereto (the “Optionee”).

BACKGROUND

The Company is obligated to grant a stock option (the “Option”) to the Optionee for a number of shares of the Company’s Common Stock that is listed on the signature page as Option Shares (the “Option Shares”).  The Board of Directors of the Company has authorized the grant of the Option to the Optionee.

The Optionee understands that following the grant of the Option, the Company will be acquired by The World of Tea Inc. (“WOT”).  WOT is a public reporting company whose shares are quoted on the over-the-counter bulletin board.  The acquisition of the Company by WOT is occurring pursuant to a Share Exchange Agreement (the “SEA”), dated on or about the date hereof, between the Company, the shareholders of the Company.  This Option will be assumed in accordance with the provisions of the SEA and the number of securities and exercise price of this Option following such assumption shall be as provided for in the SEA.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, mutual covenants herein set forth and other good and valuable consideration, subject to the terms and conditions herein, the Company and the Optionee hereby agree as follows:

1.

Grant of Option.

Subject to the terms and conditions herein, the Company hereby grants to the Optionee the Option to purchase the Option Shares at an exercise price (the “Exercise Price”) per share equal to $4.35, as may be adjusted from time to time as provided in this Agreement.

2.

Exercise of the Option.

(a)

The Option shall vest and become exercisable in accordance with the vesting schedule set forth on the signature page to this Agreement.

(b)

The Option shall expire on the tenth anniversary of the date of grant, subject to earlier termination as provided herein.

3.

Rights of Holder.

The Optionee shall not have any rights to dividends or any other rights of a stockholder with respect to any securities issuable upon exercise of the Option until such securities shall have been issued to the Optionee (as evidenced by the appropriate entry on the transfer books of the Company) upon purchase of such securities upon exercise of the Option.  Furthermore, nothing contained in this Agreement shall confer upon the Optionee any right to be continued in the employ of the Company or its subsidiaries beyond what is called for in any employment agreement that the Optionee may have with the Company or shall prevent the Company from terminating the Optionee’s employment in accordance with any such employment agreement or applicable law.

4.

Non-Transferability of Option.

This Option shall not be transferable other than by will or by the laws of descent and distribution, and may be exercised during the Optionee’s lifetime only by the Optionee

5.

Adjustments.

(a)

If there is a stock dividend, stock split-up, share combination, exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation or other similar changes or transactions, by the Company during the term of the Option, the Board of Directors of the Company shall make such adjustment of the number and class of shares then covered by the Option, or of the Exercise Price, or both, whose determination shall be conclusive.  To the extent practicable, the Company shall give the Optionee prior notice of any such event, provided that the failure by the Company to give such notice shall not subject the Company to any liability herein.

(b)

 If the Company shall be the surviving corporation in any reorganization, merger, consolidation, etc. of the Company with one or more other corporations, any then outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Option would have been entitled immediately following such reorganization, merger, consolidation, etc. with a corresponding proportionate adjustment of the Exercise Price as to which such Option may be exercised so that the aggregate Exercise Price as to which such Option may be exercised shall be the same as the aggregate Exercise Price as to which such Option may be exercised for the shares remaining subject to the Option immediately prior to such reorganization, merger, consolidation, etc.

(c)

In the event of a merger or consolidation in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a “Corporate Transaction”), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Option: (i) provide that such Option shall be assumed, or equivalent Option shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the Optionee, provide that all unexercised Option will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice; or (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the “Transaction Price”), make or provide for a cash payment to the Optionee equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding Option (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate Exercise Price of all such outstanding Option in exchange for the termination of such Option.  Notwithstanding the foregoing, upon the occurrence of the transactions contemplated by the SEA, the Option shall be assumed by WOT and the number of Option Shares issuable upon the exercise hereof and the Exercise Price applicable to the exercise of this Option shall be as contemplated by the SEA.

(d)

Notwithstanding the foregoing, in the event Optionee’s service with the Company is terminated by the Company for reasons other than for Cause (as such term is defined any employment agreement between), then the vesting of the Option will accelerate so that the Option that are scheduled to vest on each of the next four (4) Vesting Dates following such service termination date shall vest immediately upon such service termination date.

(e)

Acceleration of Vesting.  In the event a “Change of Control” (as defined below) transaction occurs, then the vesting of the Option will accelerate so that fifty percent (50%) of the Option that is scheduled to vest on each Vesting Date following such Change of Control shall vest immediately prior to the closing of such Change of Control transaction.  For purposes hereof, “Change in Control” means (i) a change in the ownership of the Company, or (ii) a change in the ownership of a substantial portion of the assets of the Company.

(f)

A change in the ownership of the Company occurs on the date that any one person or more than one person acting as a group acquires ownership of shares of Stock of the Company that, together with shares of Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the total outstanding shares of Stock of the Company.  However, if any person or group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the Stock of the Company, the acquisition of additional shares of Stock by the same person or persons or the transfer of shares by such person or persons to an entity, at least 50% of the total value or voting power of which is owned immediately after such transfer, directly or indirectly, by such person or persons, is not considered to cause a change in the ownership of the Company.  Also, there is no Change in Control event when there is an acquisition of Stock by the Company or an employee benefit plan maintained by the Company, or when there is a transfer of Stock from any person or group to another person, group, or trust for estate planning purposes, or where, after the transfer of Stock, the Stock so transferred does not remain outstanding.

(g)

A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group acquires assets from the Company that have a total gross fair market value of at least 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition.  For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liability associated with such assets.  There is no Change in Control when there is a transfer to an entity that is controlled by the Company’s shareholders immediately after the transfer.  The transfer of assets by the Company is not treated as a change in ownership of such assets if the assets are transferred to: (a) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to Stock of the Company; (b) an entity, 50% or more of the total value or voting power of which is owned immediately after the transfer, directly or indirectly, by the Company; (c) a person, or more than one person acting as a group, that owns immediately after the transfer, directly or indirectly, 50% or more of the total value or voting power of all the outstanding shares of Stock of the Company; or (d) an entity, at least 50% of the total value or voting power of which is owned immediately after the transfer, directly or indirectly, by a person described in (c) above.

(h)

Notwithstanding anything contained herein to the contrary, no Change in Control shall be considered to have occurred unless a "change in control event" would have occurred with respect to the Company under Internal Revenue Service Notice 2005-1 or any successor guidance or regulation.

(i)

In addition to the foregoing, if the Company sells, or otherwise transfers for value, one hundred percent (100%) of its interests in one or more of its portfolio companies or other assets to a third party (resulting in a change in ownership of such assets, but not constituting a Change of Control with respect to the Company) (a “Portfolio Transfer”), then the vesting of the Option will accelerate so that Portfolio Percent (as defined below) of the Option that are scheduled to vest on each Vesting Date following such Portfolio Transfer shall vest immediately prior to the closing of such Portfolio Transfer.  For Purposes hereof, “Portfolio Percent” shall mean the gross fair market value of the assets transferred in such Portfolio Transfer divided by the gross fair market value of the Company immediately prior to such Portfolio Transfer, as determined in the good faith judgment of the board of directors of the Company.

6.

Reservation of Shares.

The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock or such other class of stock then subject to the Option as shall be sufficient to satisfy the requirements of this Agreement.  The Company shall list such shares of Common Stock on the national securities exchange or automated quotation system on which the Company’s Common Stock is then listed.

7.

Exercise Procedure.

(a)

The Optionee may exercise the Option, at any time or from time to time as provided herein, by delivering to the Company a written notice duly signed by the Optionee stating the number of Option Shares that the Optionee has elected to purchase and accompanied by payment in an amount equal to the full purchase price for the Option Shares to be purchased (the “Purchased Shares”).  The notice may be in form of the “Exercise of Option to Purchase Shares” attached hereto.  The payment may either be in cash or by check or shares of the Company’s Common Stock with a fair market value equal to the exercise price on the date the Option is exercised, or through a combination of cash or shares.

(b)

Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising the Option for cash, the Optionee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being exercised) in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

X = Y(A-B)

A

Where

X

=

the number of shares of Common Stock to be issued to the Optionee

Y

=

the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such calculation)

A

=

the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B

=

Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on any exchange on which the Common Stock is listed whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.

(c)

Following receipt by the Company of such notice of exercise and full payment or notice of cashless exercise, the Company shall issue, as soon as practicable, a stock certificate for the Purchased Shares in the name as designated by the Optionee and deliver the certificate to the Optionee.

8.

Compliance.

(a)

The Company, however, shall not be required to issue or deliver the stock certificate until it has complied with all requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, any securities exchange or automated quotation system on which the Company’s Common Stock may then be listed, and all applicable state laws in connection with the issuance of the Option Shares or their listing on said securities exchange or system.

(b)

If the Option Shares are not then covered by a registration statement, each certificate for the Option Shares shall bear a legend that is substantially similar to the following:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.”

9.

Notices.

Each notice relating to this Agreement shall be in writing and delivered in person or by facsimile or certified mail to the Company, at its corporate headquarters and to the Optionee at the address specified on the signature page hereto; or to such other address as either party hereto may hereinafter duly give to the other.

10.

Binding.

This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their successors, assigns, heirs and administrators.

11.

Entire Agreement.

This Agreement constitutes the entire agreement between the parties hereto with respect to the matters herein, and cannot be amended, modified or terminated except by an agreement in writing executed by the parties hereto.

12.

Governing Law.

This Agreement shall be construed in accordance with and governed by the laws of the British Virgin Islands, provided, however, that upon the assumption of this Agreement by a successor corporation, this Agreement shall be governed by the laws of the state of incorporation of such successor corporation.

[signature page follows]

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

BROADWEBASIA, INC.

By:_________________________
Name: Brad Greenspan
Title: Chairman

 OPTIONEE

Name:

James Edward Yacabucci Jr.

Address: 2103 Sunset Plaza Drive

    Los Angeles, CA 90069

Option Shares:

71,844

Vesting Schedule: The Option shall become exercisable or vest in equal quarterly installments over a period of four (4) years from the date of grants.  Notwithstanding the foregoing, the Option shall become fully exercisable or vested upon the occurrence of a Corporate Transaction other than the contemplated transaction with WOT.

Exercise of Option To Purchase Shares

To:  BroadWebAsia, Inc.

The undersigned hereby exercises the Option for the purchase of ______ shares (the “Shares”) of BroadWebAsia Common Stock granted under a Stock Option Agreement, dated as of ______________, and herewith makes payment of the purchase price by the delivery of _______.  In the event the Shares are not registered under the Securities Act of 1933, as amended, the undersigned shall provide such representations as may be required by the Company to fulfill any exemptions that may be sought under said Act.  Kindly issue the certificate for the Shares in accordance with the instructions given below:

__________________________________

Signature

Instructions for issuance

of stock:

_____________________________________

Name

_____________________________________

_____________________________________

Address

_____________________________________

Social Security Number